Execution Copy



                                   AMNEX, INC.
           $15,000,000 8 1/2% Convertible Subordinated Notes Due 2002(1)
                               PURCHASE AGREEMENT
New York, New York
                                             September 11, 1997
HSBC Securities, Inc.
140 Broadway, 5th Floor
New York, New York  10005

    Ladies and Gentlemen:

     Amnex, Inc., a New York corporation (the "Company"), proposes to issue and sell to HSBC Securities, Inc. (the "Initial Purchaser"), $15,000,000 principal amount of its 8 1/2% Convertible Subordinated Notes Due 2002 (the "Firm Securities"). The Securities are convertible into shares of Common Stock, par value $0.001 per share (the "Common Stock"), of the Company at the conversion price set forth herein. The Company also proposes to grant to the Initial Purchaser an option to purchase up to $8,000,000 additional principal amount of such Notes to cover over-allotments, if any (the "Option Securities" and, together with the Firm Securities, the "Securities"). The Securities are to be issued under an indenture (the "Indenture") to be dated as of September 25, 1997 between the Company and Marine Midland Bank as trustee (the "Trustee").

     The sale of the Securities to the Initial Purchaser will be made without registration of the Securities or the Common Stock issuable upon conversion thereof under the Securities Act of 1933, as amended (the "Act") in reliance upon exemptions from the registration requirements of the Act. You have advised the Company that you will make an offering of the Securities purchased by you hereunder in accordance with Section 4 hereof, as soon as you deem advisable after this Agreement has been executed and delivered.

     In connection with the sale of the Securities, the Company has prepared a preliminary offering memorandum, dated August 8, 1997 (the "Preliminary Memorandum"), and a final offering memorandum, dated September 11, 1997 (the


--------
     1 Plus an option to purchase up to $8,000,000 additional principal amount of such Notes to cover over-allotments.



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"Final Memorandum"). Each of the Preliminary Memorandum and the Final Memorandum
sets forth certain information concerning the Company, the Securities and the Common Stock issuable upon conversion thereof. The Company hereby confirms that it has authorized the use of the Preliminary Memorandum and the Final Memorandum in connection with the offering and resale by the Initial Purchaser of the Securities. Any references herein to the Preliminary Memorandum or the Final Memorandum shall be deemed to include all exhibits thereto and all documents incorporated by reference therein that were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the date and time that this Agreement is executed and delivered by the parties hereto (the "Execution Time"); and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Final Memorandum shall be deemed to refer to and include the filing of any document under the Exchange Act after the Execution Time that is incorporated by reference therein.

     The holders of the Securities or the Common Stock issuable upon the conversion thereof will be entitled to the benefits of a Registration Rights
Agreement, in substantially the form attached hereto as Exhibit A (the "Registration Rights Agreement"), pursuant to which the Company will file a shelf registration statement (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") registering the Securities and the Common Stock issuable upon the conversion thereof under the Act.

     This Agreement, the Indenture and the Registration Rights Agreement are referred to collectively as the "Operative Documents." Capitalized terms used but not defined herein have the respective meanings specified in the Final Memorandum.

I. Representations and Warranties. The Company represents and warrants to, and agrees with, the Initial Purchaser as set forth below in this Section 1.

          A. Each of the Preliminary Memorandum and the Final Memorandum as of its date did not, and the Final Memorandum (as the same may have been amended or supplemented) as of the date hereof and as of the Closing Date (as defined below) does not and will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Preliminary Memorandum or the Final Memorandum in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Initial Purchaser specifically for inclusion in the Preliminary Memorandum or the Final Memorandum (and any amendment or supplement thereof or thereto). All documents incorporated by reference in the Preliminary Memorandum or the Final

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Memorandum  that were filed under the  Exchange  Act on or before the  Execution
Time complied, and all such documents that are filed under the Exchange Act after the Execution Time and on or before the Closing Date will comply, in all material respects with the applicable requirements of the Exchange Act and the rules thereunder in effect as of the date of filing.

          B. All of the information set forth in the Final Memorandum under the heading "Certain Relationships and Related Transactions -- Transactions with Management and Others" is true and accurate in all material respects and all of the agreements described in or contemplated by such section have been duly authorized, executed and delivered by the Company and constitute legal, valid and binding obligations of the Company.

          C. All of the information set forth in the Final Memorandum under the heading "Use of Proceeds" is true and accurate in all material respects and the Company will not use the proceeds of the Offering except as set forth in such section.

          D. None the Company, its Subsidiaries (as defined below) or any affiliate (an "Affiliate") (as defined in Rule 501(b) of Regulation D under the Act ("Regulation D")) of the Company or its Subsidiaries, or any person acting in its or their behalf (other than the Initial Purchaser) has directly or indirectly, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Act) that is currently or will be integrated with the sale of the Securities in a manner that would require the registration of the Securities or the Common Stock issuable upon conversion thereof under the Act or (ii) engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offering of the Securities.

          E. Assuming compliance by the Initial Purchaser with its agreements and the accuracy of its representations contained herein, it is not necessary in connection with the offer, sale and delivery of the Securities or the Common Stock issuable upon conversion thereof in the manner contemplated by this Agreement and the Final Memorandum to register the Securities or such Common Stock under the Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

          F. Neither the Company nor its  affiliated  purchasers,  as defined in
     Article 100 of Regulation M of the Exchange Act ("Regulation M"), either alone or with one or more other persons: (i) has taken, either directly or indirectly, any

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     action which was designed to cause or result in, or which has  constituted, or which might reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company in connection with the offering of the Securities (the "Subject Securities") pursuant to this Agreement or (ii) will bid for or purchase any Subject Securities of the Company or any other covered securities (within the meaning of Regulation M) relating to the Subject Securities (together with the Subject Securities, the "Covered Securities"), or attempt to induce any person to bid for or purchase any Covered Securities, in either case, for the purpose of creating actual or apparent active trading in, or raising the price of the Securities, unless an exemption from Rule 102 of Regulation M is available.

          G. None of the Company, its Affiliates or any person acting on behalf of the Company or its Affiliates (other than the Initial Purchaser, as to whom the Company makes no representation) has engaged in any directed selling efforts (as that term is defined in Regulation S under the Act ("Regulation S")) with respect to the Securities, and the Company, its Affiliates and any person acting on its or their behalf (other than the Initial Purchaser, as to whom the Company makes no representations) have complied with the offering restrictions requirement of Regulation S.

          H. The Company is subject to and in compliance in all material respects with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act and the Company has timely filed all reports required to be filed thereunder within the last 12 months.

          I.  The  Securities   satisfy  the  requirements  set  forth  in  Rule
     144A(d)(3) under the Act.

          J. The Company has agreed to permit the Securities to be designated PORTAL eligible securities and has been advised by the National Association of Securities Dealers, Inc. ("NASD") PORTAL Market that the Securities have been designated PORTAL eligible securities in accordance with the rules and regulations of the NASD; application has been made to list the Securities on the Luxembourg Stock Exchange and the Company has been notified that the Securities have been approved for such listing.

          K. The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), without taking account of any exemption arising out of the number of holders of the Company's securities, and, if the Company conducts its business

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     as set  forth in the  Final  Memorandum,  will not  become  an  "investment company" and will not be required to be registered under the Investment Company Act.

          L. The Company has not paid or agreed to pay to any person any compensation for soliciting another to purchase any of the Securities (except as contemplated by this Agreement).

          M. The information provided by the Company pursuant to Section 5(i) hereof will not, at the date thereof, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          N. The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of New York, with power and authority (corporate and other) to own, lease and operate its property (real and personal) and to conduct its business as described in the Final Memorandum; and the Company is duly qualified to do business as a foreign corporation in good standing in each other jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the condition (financial or otherwise), business, properties or results of operations of the Company and its consolidated subsidiaries taken as a whole (a "Material Adverse Effect").

          O. The Company has no subsidiaries other than those listed on Exhibit 21 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (the "Form 10-K") incorporated by reference in the Final Memorandum (individually a "Subsidiary" and collectively the "Subsidiaries"). Each of the Subsidiaries has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties (real and personal) and conduct its business as described in the Final Memorandum; and each Subsidiary is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect; all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued and is fully paid and nonassessable; and except as described in the Final Memorandum or as set forth on Schedule 1(o) attached hereto, each Subsidiary's capital stock owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

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          P. Except as described in the Final Memorandum,  the Company is not in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it may be bound or to which any of its properties may be subject, except for such defaults that would not have a Material Adverse Effect. The execution, delivery and performance of this Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated herein and therein have been duly authorized by all necessary corporate action of the Company and will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to any indenture, loan agreement, contract or other instrument to which the Company is a party or by which the Company may be bound or to which any of the property or assets
     of  the  Company  is  subject  which  breach,   default,  lien,  charge  or
     encumbrance, individually or in the aggregate, would have a Material Adverse Effect, nor will any such execution, delivery or performance result in any violation of the provisions of the charter or by-laws of the Company or any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Company.

          Q. No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the valid authorization, execution and delivery by the Company of the Operative Documents and for the consummation of the transactions contemplated herein and therein, except such as may be required (i) under the securities or Blue Sky laws of the various states, (ii) under the Act, the Trust Indenture Act or rules of the NASD in connection with the registration of the Securities and the Common Stock issuable upon conversion thereof under the Act pursuant to the Registration Rights Agreement; and (iii) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act").

          R. This Agreement has been duly authorized, executed and delivered by the Company.

          S. Assuming that each of the Indenture and the Registration Rights Agreement has been duly authorized, executed and delivered by, and constitutes the legal, valid and binding obligation of, the Trustee and the Initial


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     Purchaser,  respectively, each of the Indenture and the Registration Rights
     Agreement constitutes the legal, valid and binding obligation, of the Company enforceable in accordance with its terms, except (i) as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws now or hereinafter in effect relating to creditors' rights generally and (ii) as enforcement thereof is subject to
     general  principles  of  equity  (regardless  of  whether   enforcement  is
     considered in a proceeding in equity or at law).

          T. The consolidated financial statements included in the Final Memorandum, together with the related notes thereto, present fairly in all material respects the financial position of the Company and its consolidated subsidiaries at the dates indicated and the consolidated results of operations and cash flows of the Company and its consolidated subsidiaries for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as otherwise stated in the Final Memorandum.

          U. The Securities and the Common Stock issuable upon the conversion thereof have been duly authorized by the Company; when executed, authenticated, issued and delivered in the manner provided for in the Indenture and sold and paid for as provided in this Agreement, the Securities will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law); the Securities and the Common Stock issuable upon the conversion thereof conform and, in the case of the Common Stock issuable upon conversion of the Securities, will conform in all material respects to the descriptions thereof contained in the Final Memorandum; and the shares of Common Stock issued upon conversion of the Securities in the manner contemplated by the Indenture and the Securities, will upon issue be validly issued, fully paid and non-assessable.

          V. Except as disclosed in the Final Memorandum, the Company and the Subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects except where the failure to have such title would not have a


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     Material Adverse Effect;  and except as disclosed in the Final  Memorandum, the Company and the Subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would have a Material Adverse Effect.

          W. Except as disclosed in the Final Memorandum, there is no action, suit or proceeding before or by any governmental agency or body or court, domestic or foreign, now pending or, to the knowledge of the Company, threatened against the Company or any of the Subsidiaries or any of their respective properties that could reasonably be expected to result in a Material Adverse Effect or that could reasonably be expected to materially and adversely affect the consummation of the transactions contemplated by this Agreement, the Indenture or the Registration Rights Agreement; all pending legal or governmental proceedings to which the Company is a party or which affect any of its properties that are not described in the Final Memorandum, including ordinary routine litigation incidental to its business, in the aggregate could not reasonably be expected to have a Material Adverse Effect.

          X. Except as disclosed in the Final Memorandum, no labor dispute with the employees of the Company or any Subsidiary exists, or to the knowledge of the Company is threatened, that could reasonably be expected to have a Material Adverse Effect.

          Y. Each of the Company and the Subsidiaries has or, in the case of those set forth on Schedule 1(y) hereto, has applied for all necessary licenses, franchises, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner to be described in the Final Memorandum, except to the extent that the failure to so obtain or file would not have a Material Adverse Effect.

          Z. The Registration Rights Agreement and the Indenture conform in all material respects to the descriptions thereof contained in the Final Memorandum.

          AA. Except as disclosed in the Final Memorandum, neither the Company nor any of the Subsidiaries is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic


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     substances (collectively,  "environmental laws"), owns or operates any real
     property   contaminated   with  any  substance   that  is  subject  to  any
     environmental   laws,   or  is  subject  to  any  claim   relating  to  any
     environmental laws, which violation, contamination, liability or claim individually or in the aggregate is reasonably expected to have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

          BB. The accountants that examined and issued an auditors report with respect to the consolidated financial statements of the Company to be included in the Offering Memorandum are independent public accountants within the meaning of the Act and the regulations thereunder.

     II. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Company, at a purchase price of 8 1/2% of the principal amount thereof, plus accrued interest, if any, from September 25, 1997 to the Closing Date, the Firm Securities. Each Security will be convertible at the option of the holder, effective 90 days from the Closing Date, into shares of Common Stock at a conversion price of $2.7844 per share (the "Conversion Price"), which Conversion Price is subject to adjustment in certain events, as provided in the Indenture.

               1. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants an option (the "Option") to the Initial Purchaser to purchase the Option Securities at a purchase price of 95% of the principal amount thereof, plus accrued interest, if any, from September 25, 1997 to the settlement date for the Option Securities. Each Option Security will be convertible at the option of the holder, effective 90 days from the Closing Date, into shares of Common Stock at the Conversion Price. The Option may be exercised only to cover over-allotments in the sale of the Firm Securities by the Initial Purchaser. The Option may be exercised in whole or in part at any time and from time to time on or before the 30th day after the date of the Final Memorandum upon written or telegraphic notice by the Initial Purchaser to the Company setting forth the principal amount of Option Securities as to which the Initial Purchaser is exercising the Option and the settlement date therefor. Delivery of certificates for the Option Securities, and payment therefor, shall be made as provided in Section 3 hereof.

     III. Delivery and Payment. Delivery of and payment for the Firm Securities and Option Securities (if the Option provided for in Section 2(b) hereof shall have been exercised on or before the first business day prior to the Closing Date (as defined

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below))  shall be made at 10:00 AM, New York City time, on September 25, 1997 or such later date as the Initial Purchaser designates, which date and time may be postponed by agreement between the Initial Purchaser and the Company (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of certificates for the Securities in such names, forms and denominations as the Initial Purchaser shall have requested shall be made on the Closing Date to the Initial Purchaser or as it shall direct at such location as the Initial Purchaser shall reasonably designate at least one business day in advance of the Closing Date against payment by the Initial Purchaser of the purchase price for the Securities to or upon the order of the Company by wire transfer to an account designated by the Company or such other manner of payment as may be agreed by the Company and the Initial Purchaser. The certificates, opinions and letters provided for in Section 6 shall be delivered at a closing to be held on the Closing Date at the office of Cleary, Gottlieb, Steen & Hamilton ("Counsel for the Initial Purchaser"), One Liberty Plaza, New York, New York. Certificates for the Securities shall be registered in such names and in such denominations as the Initial Purchaser may request not less than one full business day in advance of the Closing Date.

     The Company agrees to have the Securities available for inspection, checking and packaging by the Initial Purchaser in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date.

     If the Option is exercised after the first business day prior to the Closing Date, the Company will deliver (at the expense of the Company) to the Initial Purchaser, at the office of Counsel for the Initial Purchaser, on the date specified by the Initial Purchaser (which shall be within three business days after exercise of the Option), certificates for the Option Securities in such names and denominations as the Initial Purchaser shall have requested against payment of the purchase price thereof to or upon order of the Company by wire transfer to an account designated by the Company. If settlement for the Option Securities occurs after the Closing Date, the Company will deliver to the Initial Purchaser on the settlement date for the Option Securities, and the obligation of the Initial Purchaser to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

          I. Offering of Securities;  Restrictions  on Transfer.

               A. The Initial Purchaser represents and warrants to and agrees with the Company that (i) it has not solicited and will not solicit any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising (within the meaning of Regulation D) in the United States or in any manner involving a public offering within the meaning of Section 4(2) of the Act or,

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           with respect to Securities sold in reliance on Regulation S under the
           Act  ("Regulation  S"), by means of any directed  selling efforts and
           (ii) it has solicited and will solicit offers to buy the Securities only from, and has offered and will offer, sell or deliver the Securities only to, (A) persons whom it reasonably believes to be qualified institutional buyers ("QIBs") (as defined in Rule 144A under the Act) or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to it that each such account is a QIB to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, and, in each case, in transactions under Rule 144A, (B) a limited number of persons whom it reasonably believes to be institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D), and who provide to it a letter in the form of Exhibit B hereto or (C) persons to whom, and under circumstances which, it reasonably believes offers and sales of Securities may be made without registration of the Securities or the Common Stock issuable upon conversion thereof under the Act in reliance upon Regulation S. The Initial Purchaser also represents and warrants and agrees that it has offered and will offer to sell the Securities only to, and has solicited and will solicit offers to buy the Securities only from, persons who in purchasing such Securities will be deemed to have represented and agreed as provided under "Investor Representations and Restrictions on Resale" in Exhibit D hereto.

               B. The Initial Purchaser represents and agrees that:

                    a. it has not offered or sold,  and, prior to the expiration of the period of six months from the Closing Date, will not offer or sell any Securities to persons in the United Kingdom, except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or as agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom, within the meaning of the Public Offers of Securities Regulations 1995 (the "Regulations");

                    b. it has  complied  and will  comply  with  all  applicable provisions of the Financial Services Act 1986 and the Regulations with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom; and

                    c. it has only  issued or  passed on and will only  issue or pass on to any person in the United Kingdom any document received by it in connection with the issue of the Securities if that person is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on.

     II. Agreements. The Company agrees with the Initial Purchaser that:

          A. Holders (including subsequent transferees) of the Securities and the Common Stock issuable upon conversion thereof will have the registration rights set forth in the Registration Rights Agreement, in substantially the form of Exhibit A hereto, for so long as such Securities constitute "restricted securities" (as defined in Rule 144(a)(3)). Pursuant to the Registration Rights Agreement, the Company agrees to file with the Securities and Exchange Commission (the "Commission"), a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement") relating to the resale by holders of the Securities and the Common Stock issuable upon conversion thereof, and to use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective.

          B. The Company will furnish to the Initial Purchaser and Counsel for the Initial Purchaser, without charge, during the period mentioned in paragraph (d) below, as many copies of the Final Memorandum and any supplements and amendments thereof or thereto as they may reasonably request.

          C. The Company will not amend or supplement the Final Memorandum, other than by the filing of documents under the Exchange Act that are incorporated by reference therein, without the prior consent of the Initial Purchaser. Prior to the completion of the distribution of the Securities by the Initial Purchaser, the Company will not file any document under the Exchange Act that is incorporated by reference in the Final Memorandum unless prior to such proposed filing the Company has furnished the Initial Purchaser with a copy of such document for its review and the Initial Purchaser has not reasonably objected to the filing of such document.

          D. The Company will promptly advise the Initial Purchaser when, prior to the completion of the sale of the Securities by the Initial Purchaser, any document filed under the Exchange Act which is incorporated by
     reference  in  the  Final   Memorandum  shall  have  been  filed  with  the
     Commission.

          E. If at any time prior to the completion of the sale of the Securities by the Initial Purchaser, any event occurs as a result of which the Final Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Final Memorandum (including any document incorporated by reference therein which was filed under the Exchange Act) to comply with the Exchange Act or the rules thereunder or other applicable law, the Company promptly will notify the Initial Purchaser of the same and, subject to paragraph (c) of this
     Section 5, will prepare and provide to the Initial Purchaser pursuant to paragraph (b) of this Section 5 an amendment or supplement which will correct such statement or omission or effect such compliance and, in the case of such an amendment or supplement which is to be filed under the Exchange Act and which is incorporated by reference in the Final Memorandum, will file such amendment or supplement with the Commission.

          F. The Company will arrange for the qualification of the Securities for sale under the laws of such jurisdictions as the Initial Purchaser may designate, will maintain such qualifications in effect so long as required for the sale of the Securities and will arrange for the determination of the legality of the Securities for purchase by institutional investors provided that the Company by reason of any such qualification for sale shall not be required to (i) qualify as a foreign corporation or (ii) file a general consent to service of process in any such jurisdiction where it is not presently qualified or (iii) become subject to taxation as a foreign corporation. The Company will promptly advise the Initial Purchaser of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

          G. Neither the Company nor any Affiliate of the Company will solicit any offer to buy or offer or sell the Securities by means of any form of general solicitation or general advertising (within the meaning of Regulation D) in the United States.

          H. None of the Company, its Affiliates nor any person acting on behalf of the Company or its Affiliates will engage in any directed selling efforts with respect to the Securities within the meaning of Regulation S, and the Company, its Affiliates and each such person acting on its or their behalf will comply with the offering restrictions requirement of Regulation S.

          I. So long as any of the Securities or the Common Stock issuable upon the conversion thereof are "restricted securities" within the meaning of Rule 144(a)(3), at any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act), the Company will provide to any holder of such restricted securities, or to any prospective purchaser of such restricted securities designated by a holder, upon the request of such holder or prospective purchaser, any information required to be delivered to holders and prospective purchasers of the Securities pursuant to Rule 144A(d)(4) under the Securities Act. This covenant is intended to be for the benefit of the holders, and prospective purchasers designated by such holders, from time to time of such restricted securities.

          J. The Company will not, and will not permit any of its Affiliates to, resell any Securities or Common Stock issuable upon conversion thereof which constitute "restricted securities" under Rule 144 that have been reacquired by any of them, except pursuant to an effective registration statement.

          K. Neither the Company nor any Affiliate will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) the offering of which security will be integrated with the sale of the Securities in a manner that would require the registration of the Securities or Common Stock issuable upon conversion thereof under the Act.

          L. The Company shall use its reasonable best efforts in cooperation with the Initial Purchaser to permit the Securities to be eligible for clearance and settlement through The Depository Trust Company, New York, New York.

          M. The Company shall include information substantially in the form set forth in Exhibit D in each Final Memorandum.

          N. For a period of 180 days following the Closing Date the Company will not, without prior written consent of the Initial Purchaser, which consent will not be unreasonably withheld, offer, sell, contract to sell, grant any other option to purchase or otherwise dispose of, directly or indirectly, or announce the offering of, any debt securities issued or guaranteed by the Company, any preferred stock or Common Stock of the Company or any security (other than the Securities) convertible into or exchangeable for preferred stock or Common Stock or enter into any agreement to do any of the foregoing; provided, however, that the Company may issue or sell preferred stock or Common Stock or securities (other than the Securities) convertible into or exchangeable for preferred stock or Common Stock, or options, warrants or similar rights to purchase preferred stock or Common Stock or securities (other than the Securities) convertible into or exchangeable for preferred stock or Common Stock pursuant to (i) any employee and/or non-employee director stock option, grant or purchase plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the Execution Time and (ii) outstanding options or warrants, or other rights and written agreements for the purchase or delivery of Common Stock in effect at the Execution Time.

          O. During the period of five years after the date hereof, the Company will promptly furnish to the Initial Purchaser upon request, a copy of its Annual Report on Form 10-K and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders.

          P. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and distribution of the Preliminary Memorandum, Final Memorandum and any amendments thereof or supplements thereto, (ii) the preparation, printing and distribution of this Agreement, the Registration Rights Agreement, the Indenture, the Securities and any Blue Sky Memorandum or Legal Investment Survey by the Counsel for the Initial Purchaser, (iii) the delivery of the Securities, (iv) the reasonable fees and disbursements of the accountants for the Company, (v) the expenses of qualifying the Securities under state securities laws in accordance with the provisions of paragraph (f) of this Section, including filing fees and the reasonable fees and disbursements of Counsel for the Initial Purchaser in connection therewith, (vi) the fees and expenses of the Trustee and the reasonable fees and disbursements of its counsel, (vii) any fees of the NASD with respect to admitting the Securities for trading in the PORTAL Market and any fees with respect to admitting the Securities for trading on the Luxembourg Stock Exchange, (viii) all reasonable travel, lodging and other out-of-pocket expenses of the Initial Purchaser and the Company's officers and employees and any other out-of-pocket expenses in connection with attending or hosting meetings with prospective purchasers of Securities and
     (ix) all other out-of-pocket expenses incurred by the Initial Purchaser in connection with the transactions contemplated by this Agreement, including, without limitation, the reasonable fees and disbursements of Counsel for the Initial Purchaser, provided, however, that the Company's obligation to pay directly or reimburse the Initial Purchaser for its legal expenses (including without limitation, those payable to Counsel for the Initial Purchaser for legal services described in clauses (ii), (v) and (ix) hereof) and other out-of-pocket costs and expenses under this Section 5 shall not exceed $375,000.

          Q. In connection with the offering, neither the Company nor any of its Affiliates has bid for or purchased, or until the Initial Purchaser shall have notified the Company of the completion of the resale of the Securities, will bid for or purchase, either alone or with one or more other persons, for any account in which it or any of its Affiliates has a beneficial interest, any Securities; and neither it nor any of its Affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Securities.

     III. Conditions to the Obligations of the Initial Purchaser. The obligations of the Initial Purchaser to purchase the Firm Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

          A. The Company shall have furnished to the Initial Purchaser:

     (X) the opinion of Certilman Balin Adler & Hyman LLP, counsel for the Company, dated the Closing Date, to the effect that:

               a. each of the Company and Crescent Public Communications, Inc., Sun Tel North America, Inc., National Billing Exchange, Inc., American Network Exchange, Inc. and Capital Network System, Inc. (collectively, the "Material Subsidiaries") (A) is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Final Memorandum, (B) is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein the failure to be so qualified would have a Material Adverse Effect and (C) holds or, in the case of those set forth on Schedule 1(y) hereto, has applied for all material approvals, authorizations, offers, licenses, certificates and permits from federal and New York State government authorities necessary for the conduct of its business as prescribed in the Final Memorandum, excluding approvals, authorizations, offers, licenses, certificates and permits from the Federal Communications Commission ("FCC"), the Public Utility Commissions ("PUC") and other similar regulatory authorities related to the telecommunications industry collectively, the "FCC/PUC Regulatory Approvals") as to which such counsel need not express any opinion;

               b. the Company's authorized equity capitalization is as set forth in the Final Memorandum; the Common Stock conforms in all material respects to the description thereof contained under the heading "Description of Capital Stock" in the Final Memorandum; the holders of the outstanding shares of capital stock of the Company are not entitled to any statutory preemptive or, to the knowledge of such counsel after due inquiry, other rights to subscribe for the Securities or the shares of Common Stock issuable upon conversion thereof; and the shares of Common Stock initially issuable upon conversion of the Securities have been duly and validly authorized and, when issued upon conversion, will be validly issued, fully paid and nonassessable and the Board of Directors has duly and validly adopted a resolution reserving such shares of Common Stock for issuance upon conversion; as of the date hereof, to the knowledge of such counsel after due inquiry, (A) except for the preferred stock described under the heading "Description of Capital Stock -- Preferred Stock" in the Offering Memorandum, there are no other outstanding shares of capital stock of the Company and, (B) except for (I) the Warrants (as defined below), (II) the warrants issued to Francesco Galesi and the Francesco Galesi Irrevocable Grantor Trust dated October 18, 1991, on January 7, 1997 and June 3, 1997, respectively which entitle him and it to purchase 1,500,000 shares of Common Stock at an exercise price of $3.03 per share (subject to reduction in certain circumstances) and 500,000 shares of Common Stock at an exercise price of $2.3125 per share (plus 100,000 additional shares of Common Stock in case of certain defaults as described in such warrant), respectively (the "Galesi Warrants") (III) other warrants for the purchase of an aggregate of approximately 2,260,000 shares of Common Stock,
                    (IV) options to purchase approximately 3,500,000 shares of Common Stock issued under the Company's 1992 Stock Option
                    Plan (V) written agreements to issue an aggregate of approximately 950,000 shares of Common Stock in effect on the date hereof, (VI) promissory notes convertible into an aggregate of approximately 3,100,000 shares of Common Stock and (VII) the Securities, no outstanding options or warrants to acquire, or any securities convertible into, any shares of capital stock of the Company;

               c. the Indenture has been duly authorized, executed and delivered, and, assuming that the Indenture has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Trustee, constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to (A) applicable bankruptcy, reorganization, insolvency (including without limitation, all laws relating to fraudulent transfers), moratorium or other laws affecting creditors' rights generally from time to time in effect and
                    (B) general principles of equity regardless of whether enforcement is considered in a proceeding of equity or law); and the Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchaser pursuant to this Agreement, assuming that the Indenture has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Trustee, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture (subject, as to enforcement of remedies, to (A) applicable bankruptcy, reorganization, insolvency (including without limitation, all laws relating to fraudulent transfers), moratorium or other laws affecting creditors' rights generally from time to time in effect and assuming that the Indenture has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Trustee and (B) general principles of equity regardless of whether enforcement is considered in a proceeding of equity or law); and the statement set forth under the heading "Description of Notes" in the Final Memorandum, insofar as such statements purport to summarize certain provisions of the Securities and the Indenture, provide a fair summary of such provisions;

               d. this Agreement has been duly authorized, executed and delivered by the Company;

               e. the Registration Rights Agreement has been duly authorized, executed and delivered, and, assuming that the Registration Rights Agreement has been duly authorized, executed and delivered by and is a valid and binding agreement of, the Initial Purchaser, constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to
                    (A) applicable bankruptcy, reorganization, insolvency (including, without limitation, all laws relating to fraudulent transfers), moratorium or other laws affecting creditors' rights generally from time to time in effect and
                    (B) general principles of equity regardless of whether enforcement is considered in a proceeding of equity or law);


               f. no consent, approval, authorization or order of any court or governmental agency or body, is required for the consummation of the transactions contemplated herein, except
                    (A) as may be required under any particular proceeding as to which such counsel's opinion may be based on its knowledge,
                    (B) such as may be required under the securities laws of any jurisdiction, domestic or foreign, in connection with the purchase and distribution of the Securities by the Initial Purchaser (as to which such counsel need not express any opinion), (C) in connection with the registration under the Act of the Securities and the Common Stock issuable upon conversion thereof and qualification of the Indenture under the Trust Indenture Act, (D) such as may be required in connection with the listing of the Securities on any stock exchange, including, without limitation, the Luxembourg Stock Exchange or the designation of the Securities as PORTAL- eligible securities (E) any FCC/PUC Regulatory Approvals (as to which such counsel need not express any opinion), (F) such as may be required under the HSR Act in connection with the conversion of the Securities and (G) such other approvals (specified in such opinion) as have been obtained;

               g. assuming the accuracy of the representations and warranties of the Initial Purchaser and compliance by the Initial Purchaser with the agreements contained in this Agreement, none of the issue and sale of the Securities, the execution and delivery of the Indenture or this Agreement, the consummation of any other of the transactions herein or therein contemplated and the fulfillment of the terms hereof or thereof will conflict with, result in a breach or violation of, or constitute a default under any law or the Certificate of Incorporation or By-Laws of the Company or the terms of any indenture or other agreement or instrument known to such counsel and to which the Company or any of its Subsidiaries is a party or bound or any judgment, order or decree known to such counsel to be applicable to the Company or any of the Subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of the Subsidiaries;

               h.   the  Company  has  all  necessary  power  and  authority  to execute, deliver and perform its obligations under the Warrant Agreement by and between the Company and the Initial Purchaser to be dated as of or about even date herewith (the "Warrant Agreement") and the Warrants to be issued under the Warrant Agreement (the "Warrants") and to issue and deliver the Warrants and Warrant Shares (as defined in the Warrant Agreement), the execution, delivery and performance by the Company of the Warrant Agreement and the Warrants have been duly authorized by all necessary action; each of the Warrant Agreement and the Warrants has been duly executed and delivered by the Company and assuming that the Warrant Agreement has been duly authorized, executed and delivered by and is a valid and binding agreement of the Initial Purchaser constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms, subject, as to enforceability, to (A) applicable bankruptcy, reorganization, insolvency (including, without limitation, all laws relating to fraudulent transfers), moratorium or other laws affecting creditors' rights generally from time to time in effect and (B)
                    general principles of equity regardless of whether enforcement is considered in a proceeding of equity or law);

                         i. the Board of Directors has duly and validly  adopted
                    a resolution reserving the shares of Common Stock issuable upon exercise of the Warrants for issuance upon the exercise; the Warrants, when issued and delivered pursuant hereto, and the Warrant Shares when issued and delivered pursuant to the Warrants, will be validly issued, fully paid and non-assessable, with no liability on the part of the holders thereof and are not subject to any statutory preemptive rights, rights of first refusal or rights of first offer under any applicable law or any contract known to such counsel;

                         j. none of the execution and delivery by the Company of
                    the Registration Rights Agreement, the Warrant Agreement or the Warrants, the consummation of the transactions therein contemplated, including the issuance and delivery of the Warrants and, upon the exercise of the Warrants, the Warrant Shares, or compliance with the terms and provisions thereof will conflict with or result in a breach of, or require any consent under, the Certificate of Incorporation or By-Laws of the Company, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, (except with respect to any particular proceeding as to which such counsel's opinion may be based on its knowledge) (excluding FCC/PUC Regulatory Approvals, as to which such counsel need not express any opinion) (provided, however, that the Company will need to comply with the applicable provisions of the Securities Act, the Exchange Act and state and foreign securities law in connection with the exercise by the warrant holders of their rights under Sections 5.01 and 5.02 of the Warrant Agreement), or any agreement or instrument, known to such counsel after due inquiry, to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, or constitute a default under any such agreement or instrument or result in the creation or imposition of any lien upon any of the revenues or assets of the Company pursuant to the terms of any such agreement or instrument;

                         k. assuming the accuracy of the representations and warranties of the Initial Purchaser and compliance by the Initial Purchaser with its agreements contained herein, it is not necessary in connection with the offer, sale and delivery of the Securities in the manner contemplated by this Agreement to register the issuance of the Securities under the Act or to qualify the Indenture under the Trust Indenture Act;

                         l. to the knowledge of such counsel after due
                    inquiry, there is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending or threatened with respect to the Company, any Subsidiary, or any of their respective operations, businesses, properties, or assets except as properly described in the Final Memorandum or such as individually or in the aggregate do not now have and in the future could not reasonably be expected to have a Material Adverse Effect;

                         m. insofar as statements in the Final Memorandum purport to summarize the status of litigation or the provisions of laws, rules, regulations, orders, judgments, decrees, contracts, agreements, instruments, leases, or licenses, such statements have been prepared or reviewed by such counsel and accurately reflect in all material respects the status of such litigation and provisions purported to be summarized and are correct in all material respects (except for the information contained in the Final Memorandum under the heading "Business -- Government Regulation" or otherwise relating to regulatory matters discussed therein, as to which such counsel need not express any opinion); and

                         n. the Company is not an "investment company" as defined in Section 3(a) of the Investment Company Act and, if the Company conducts its business as set forth in the Final Memorandum, will not become an "investment company" and will not be required to be registered under the Investment Company Act.

     Such counsel shall also state that in the course of preparation by the Company of the Final Memorandum, such counsel has participated in conferences with officers and other representatives of the Company and representatives of the independent accountants of the Company and representatives of the Initial Purchaser and its counsel at which conferences the contents of the Final
Memorandum and related matters were discussed and, on the basis of the foregoing, no fact has come to the attention of such counsel that causes such counsel to believe that the Final Memorandum when issued or at the Execution Time the Final Memorandum contained or on the date of such opinion contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading provided such counsel need express no comment or belief with respect to the financial statements or other financial data or information with respect to the Initial Purchaser contained in the Final Memorandum.

     In addition, such counsel shall furnish to the Initial Purchaser an opinion, dated the Closing Date to the effect that the statements made in the Final Memorandum under the caption "Certain United States Federal Income Tax Considerations" insofar as they purport to describe the material United States Federal income tax consequences of the purchase, ownership and disposition of the Securities and the Common Stock issuable upon the conversion thereof fairly summarize the matters therein described.

     In rendering such opinions, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York or the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to Counsel for the Initial Purchaser and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Final Memorandum in this paragraph (a) include any amendments or supplements thereof or thereto at the Closing Date.

     (Y) the opinion of Amy Gross, Vice President -- General Counsel of the Company, dated the Closing Date, to the effect that:

                         1. a. each of the Company and the Material Subsidiaries
                    (A) is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Final Memorandum, (B) is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein the failure to be so qualified would have a Material Adverse Effect and (C) holds, or in the case of those set forth on Schedule 1(y) hereto, has applied for all material approvals, authorizations, offers, licenses, certificates and permits from government authorities necessary for the conduct of its business as prescribed in the Final Memorandum;

                         b. all the outstanding  shares of capital stock of each
                    Subsidiary (A) have been duly and validly authorized and issued and are fully paid and nonassessable and (B) except as set forth on Exhibit 21 to the Form 10-K, are owned by the Company either directly or through wholly owned subsidiaries, free and clear of any perfected security interest and any other security interests, claims, liens or encumbrances (except as set forth in this Agreement or the Schedules hereto);

                         c. no consent, approval,  authorization or order of any
                    court or governmental agency or body is required for the consummation of the transactions contemplated herein, except
                    (A) such as
                    may be required under the securities laws of any jurisdiction domestic or foreign in connection with the purchase and distribution of the Securities by the Initial Purchaser (as to which such counsel need not express any opinion), (B) in connection with the registration under the Act of the Securities and the Common Stock issuable upon conversion thereof and under the Trust Indenture Act, (C) such as may be required in connection with the listing of the Securities on any stock exchange, including, without limitation, the Luxembourg Stock Exchange or the designation of the Securities as PORTAL-eligible securities, (D) such as may be required under the HSR Act in connection with the conversion of the Securities and (E) such other approvals (specified in such opinion) as have been obtained;

                         d. assuming the accuracy of the representations and warranties of the Initial Purchaser and compliance by the Initial Purchaser with the agreements contained in this Agreement, none of the issue and sale of the Securities, the execution and delivery of the Indenture or this Agreement, the consummation of any other of the transactions herein contemplated and the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or constitute a default under any law or the Certificate of Incorporation or By-Laws of the Company or the terms of any indenture or other agreement or instrument to which the Company or any of its subsidiaries is a party or bound or any judgment, order or decree to be applicable to the Company or any of the Subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of the Subsidiaries;

                         e. none of the execution and delivery by the Company of
                    this Agreement, the Indenture, the Securities, the Registration Rights Agreement, the Warrant Agreement or the Warrants, the consummation of the transactions herein or therein contemplated, including the conversion of the Securities, the issuance and delivery of the Warrants and, upon the exercise of the Warrants, the Warrant Shares, or compliance with the terms and provisions hereof or thereof will conflict with or result in a breach of, or require any consent under, the Certificate of Incorporation or By-Laws of the Company, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency (although the Company will need to comply with the applicable provisions of the Securities Act, the Exchange Act and state securities law in connection with the Registration Rights Agreement and the exercise by the warrant holders of their rights under Sections 5.01 and 5.02 of the Warrant Agreement), or any agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, or constitute a default under any such agreement or instrument or result in the creation or imposition of any lien upon any of the revenues or assets of the Company pursuant to the terms of any such agreement or instrument;

                         f. there is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending or, to the best knowledge of such counsel after due inquiry, threatened with respect to the Company, any Subsidiary, or any of their respective operations, businesses, properties, or assets except as properly described in the Final Memorandum or such as individually or in the aggregate do not now have and in the future could not reasonably be expected to have a Material Adverse Effect;

                         g. insofar as statements in the Final Memorandum purport to summarize the status of litigation or the provisions of laws, rules, regulations, orders, judgments, decrees, contracts, agreements, instruments, leases, or licenses, such statements have been prepared or reviewed by such counsel and accurately reflect in all material respects the status of such litigation and provisions purported to be summarized and are correct in all material respects;

                         h. the information contained in the Form 10-K under the
                    heading "Government Regulation" in Item 1 - "Business" and in Item 3 - "Legal Proceedings" and the information contained in the Final Memorandum under the caption "Business -- Government Regulation," fairly summarizes the matters therein described.

     Such counsel shall also state that in the course of preparation by the Company of the Final Memorandum, such counsel has participated in conferences with other officers and representatives of the Company and representatives of the independent accountants of the Company and representatives of the Initial Purchaser and its counsel at which conferences the contents of the Final
Memorandum and related matters were discussed and, on the basis of the foregoing, no fact has come to the attention of such counsel that causes such counsel to believe that the Final Memorandum when issued or at the Execution Time the Final Memorandum contained or on the date of such opinion contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading provided such counsel need express no comment or belief with respect to the financial statements or other financial data or information with respect to the Initial Purchaser contained in the Final Memorandum.

     In rendering such opinions, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the District of Columbia or the United States, to the extent she deems proper and specified in such opinion, upon the opinion of other counsel of good standing whom she believes to be reliable and who are satisfactory to Counsel for the Initial Purchaser and (B) as to matters of fact, to the extent she deems proper, on certificates of responsible officers of the Company and public officials.

     References to the Final Memorandum in this paragraph (a) include any amendments or supplements thereof or thereto at the Closing Date.

          A. The Initial Purchaser shall have received from Counsel for the Initial Purchaser such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Indenture, the Registration Rights Agreement, the Warrant Agreement, the Final Memorandum (together with any amendment or supplement thereof or thereto) and other related matters as the Initial Purchaser may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. References to the Final Memorandum in this paragraph (b) include any amendments or supplements thereto at the Closing Date.

          B. The Company shall have furnished to the Initial Purchaser a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Final Memorandum, any amendment or supplement to the Final Memorandum and this Agreement and that:

               a. the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date; and

               b. since the date of the most recent financial statements included in the Final Memorandum (exclusive of any amendment or supplement thereof or thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereof or thereto).

          C. At the Execution Time and at the Closing Date, Ernst & Young LLP shall have furnished to the Initial Purchaser a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to and previously approved by the Initial
     Purchaser and counsel to the Initial Purchaser, confirming that they are independent certified public accountants with respect to the Company within the meaning of the Act, the Exchange Act and the applicable rules and regulations thereunder and Rule 101 of the American Institute of Certified Public Accountants (the "AICPA") Code of Professional Conduct and its interpretations and rulings, and containing such other information with respect to the financial statements and certain other financial information of the Company included in the Final Memorandum, as requested by the Initial Purchaser and Counsel to the Initial Purchaser.

     References to the Final Memorandum in this paragraph (d) include any amendment or supplement thereof or thereto at the date of the letter.

          A. Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Final Memorandum (exclusive of any amendment or supplement thereof or thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (d) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and the Subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Initial Purchaser, so material and adverse as to make it impractical or inadvisable to market the Securities as contemplated by the Final Memorandum (exclusive of any amendment or supplement thereof or thereto).

          B. At the Closing Date, the Registration Rights Agreement shall have been duly executed, delivered and be in full force and effect.

          C. Prior to the Closing Date, the Company shall have furnished to the Initial Purchaser such further information, certificates and documents as the Initial Purchaser may reasonably request.

          D. At the Execution Time, the Company shall have furnished to the Initial Purchaser a letter substantially in the form of Exhibit C hereto from each of the Company's executive officers and directors and each of the individuals and entities listed on Schedule II hereto addressed to the Initial Purchaser.

     If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Initial Purchaser and Counsel for the Initial Purchaser, this Agreement and all obligations of the Initial Purchaser hereunder may be canceled at, or at any time prior to, the Closing Date by the Initial Purchaser. Notice of such cancellation shall be given to the Company in writing or by telephone or telefax confirmed in writing.

     The documents required to be delivered by this Section 6 shall be delivered at the office of Counsel for the Initial Purchaser, at One Liberty Plaza, New York, New York, on the Closing Date.

          I. Payment of Fees and Reimbursement of Initial Purchaser's  Expenses.
     (a) On the Closing Date, the Company shall allow the Initial Purchaser a management, sales and underwriting commission discount equal to 5% of the principal amount of the Securities and as additional compensation the Company shall issue to the Initial Purchaser Warrants exercisable (in accordance with the Warrant Agreement which shall be in substantially the form attached hereto as Exhibit E) for the purchase of an aggregate number of shares of Common Stock (subject to adjustment) equal to 3% of the total number of shares of Common Stock into which the Securities will be convertible.

               1. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Initial Purchaser set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 9 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, other than as a result of the failure of the Initial Purchaser to perform its obligations hereunder, the Company will reimburse the Initial Purchaser upon demand an amount not to exceed $375,000 for its out-of-pocket expenses (including fees and expenses of counsel) that shall have been incurred by it in connection with the proposed purchase and sale of the Securities; provided, however, that notwithstanding the provisions of Section 5(p), in such case of failure to perform by the Initial Purchaser, the fees and expenses of the Counsel of the Initial Purchaser shall not be reimbursed by the Company.

          II. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless the Initial Purchaser, the directors, officers, employees and agents of the Initial Purchaser and each person who controls the Initial Purchaser within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Memorandum, the Final Memorandum or any information provided by the Company to any holder or prospective purchaser of Securities pursuant to
      Section 5(i), or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Memorandum or the Final Memorandum, or in any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Initial Purchaser specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

               1. The Initial Purchaser agrees to indemnify and hold harmless the Company, its directors, its officers, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Initial Purchaser, but only with reference to written information relating to the Initial Purchaser furnished to the Company by or on behalf of the Initial Purchaser specifically for inclusion in the Preliminary Memorandum or the Final Memorandum, or in any amendment thereof or supplement thereto. This indemnity agreement will be in addition to any liability which the Initial Purchaser may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page, the sixth, eighth, ninth, eleventh and fifteenth paragraphs under the heading "Plan of Distribution" and the statements under the heading "Notice to Investors-Offers and Sales by the Initial Purchaser" in the Preliminary Memorandum and the Final Memorandum constitute the only information furnished in writing by or on behalf of the Initial Purchaser for inclusion in the Preliminary Memorandum or the Final Memorandum.

               2.  Promptly  after  receipt by an  indemnified  party under this
          Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party; provided further, that the indemnifying party shall not be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) representing all the indemnified parties under paragraph (a) or (b) above. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

               3. In the event that the  indemnity  provided in paragraph (a) or
          (b) of  this  Section  8 is  unavailable  to or  insufficient  to hold harmless an indemnified party for any reason, the Company and the Initial Purchaser agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company or the Initial Purchaser may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company or by the Initial Purchaser from the offering of the
          Securities; provided, however, that in no case shall the Initial Purchaser be responsible for any amount in excess of the purchase discount or commission applicable to the Securities purchased by the Initial Purchaser hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company or the Initial Purchaser, as the case may be, shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company or of the Initial Purchaser in connection with the statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Initial Purchaser shall be deemed to be equal to the total purchase discounts and commissions, in each case as set forth on the cover page of the Final Memorandum. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or the Initial Purchaser. The Company and the Initial Purchaser agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
          Section 8, each person who controls the Initial Purchaser within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of the Initial Purchaser shall have the same rights to contribution as the Initial Purchaser, and each person who controls the Company within the meaning of either the Act or the Exchange Act and each officer and director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

          III. Termination. This Agreement shall be subject to termination in the absolute discretion of the Initial Purchaser, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in or quotation of the Company's Common Stock shall have been suspended by the Commission or Nasdaq's Small Cap Market or trading in securities generally on the New York Stock Exchange or Nasdaq's Small Cap Market shall have been suspended or

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



     limited or minimum prices shall have been established on either of such Exchange or Market System; (ii) subsequent to the date as of which information is given in the Final Memorandum there shall have been a material adverse change (or prospective material adverse change) in or affecting the financial condition of the Company, otherwise than as set forth in the Final Memorandum the effect of which, in any such case, is in the Initial Purchaser's judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated by the Preliminary Memorandum and Final Memorandum; (iii) if, on or after the date hereof, a downgrading shall have occurred in the rating accorded the Company's debt securities by Standard & Poor's Corporation or Moody's Investors Service, Inc. or either of them shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities; (iv) a banking moratorium shall have been declared either by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Initial Purchaser, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Memorandum (exclusive of any amendment or supplement thereof or thereto).

          IV. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Initial Purchaser set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Initial Purchaser or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

          V. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Initial Purchaser, will be mailed, delivered or telefaxed and confirmed to it in writing to HSBC
     Securities, Inc., 140 Broadway 5th Floor, New York, New York, 10005, Telephone (212) 658-5100, Telefax (212) 658-4859, with a copy to Cleary, Gottlieb, Steen & Hamilton, One Liberty Plaza, New York, New York 10006, Telephone (212) 225-2000, Telefax (212) 225-3999, Attention: James F. Munsell, Esq.; or, if sent to the Company, will be mailed, delivered or telefaxed and confirmed to it in writing at 6 Nevada Drive, Lake Success, New York 11042, Telephone (516) 326-2540, Telefax (516) 437-0807,
     Attention: President, with copies to Amy Gross, Esq., 100 West Lucerne Circle, Orlando, Florida, 32801, Telephone (407) 246- 1234, Telefax, (407) 481-2560 and Certilman Balin Adler & Hyman, LLP, 90 Merrick Avenue, East Meadow, New York 11554, Telephone (516) 296-7000, Telefax, (516) 296- 7111,
     Attention: Fred Skolnik, Esq., or such other address as either party may provide from time to time.

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




          VI. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and, except as expressly set forth in Section 5(i) hereof, no other person will have any right or obligation hereunder.

          VII. APPLICABLE LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF.

          VIII. Business Day. For purposes of this Agreement, "business day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York, New York are authorized or obligated by law, executive order or regulation to close.

          IX. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original, but all such counterparts will together constitute one and the same instrument. * * *

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and the Initial Purchaser.

                                         Very truly yours,

                                         AMNEX, INC.

                                         By
                                         Name:
                                         Title:

The foregoing Agreement is
hereby confirmed and accepted
as of the date first above
written.

HSBC SECURITIES, INC.


By
Name:
Title:


                                       33